Exhibit 10.13

SOGECASH INTERNATIONAL POOLING

Service Agreement

Single Level — Multi-bank

Polca Holding — Société Générale

Currency EUR

The parties

Between the undersigned

1) Company

name	: POLCA HOLDING
legal form	: SA
capital	: 568 645 820 EUR
head office	: Bruxelles - Place du Champ de Mars, 5
Commercial Register N°	: 0883 312 286

Hereinafter referred to as «THE INTERNATIONAL POOL LEADER»	represented by

Name first name	: MEYNIER NICOLAS & Intertrust représenté par Irène Florescu
Capacity	: Administrateur Délégué	Administrateur
Address

duly authorised for such purpose

2.1) Company

name	: GELASE
legal form	: SA
capital	: 519 711 343, 22 EUR
head office	: Bruxelles - Place du Champ de Mars, 5
Commercial Register N°	: 0469 243 834

represented by

Name first name	: MEYNIER NICOLAS & Intertrust représenté par Irène Florescu
Capacity	: Administrateur Délégué	Administrateur
Address	:

duly authorised for such purpose

2.2) Company

name	: GEANT INTERNATIONAL
legal form	: BV
capital	: 1100 000 EUR
head office	: Eindhoven
Commercial Register N°	: 332 740 33

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.3) Company

name	: GEANT HOLDING
legal form	: BV
capital	: 780 000 EUR
head office	: Eindhoven
Commercial Register N°	: 30141434

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.4) Company

name	: NARUSHKA HOLDING
legal form	: BV
capital	: 118 727 407 EUR
head office	: Eindhoven
Commercial Register N°	: 30123512

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.5) Company

name	: GEANT FONCIERE
legal form	: BV
capital	: 40 000 EUR
head office	: Eindhoven
Commercial Register N°	: 33273613

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.6) Company

name	: BERGSAAR
legal form	: BV
capital	: 40000
head office	: Eindhoven
Commercial Register N°	: 332 38740

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.7) Company

name	: COBOOP
legal form	: BV
capital	: 20 000 EUR
head office	: 15-Hertogenbosch
Commercial Register N°	: 34125872

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.8) Company

name	: DTC FINANCE
legal form	: BV
capital	: 18 700 EUR
head office	: Eindhoven
Commercial Register N°	: 17207935

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.9) Company

name	: TONQUIN
legal form	: BV
capital	: 18 000 EUR
head office	: Eindhoven
Commercial Register N°	: 54166209

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.10) Company

name	: QUINAD
legal form	: BV
capital	: 18 000 EUR
head office	: Eindhoven
Commercial Register N°	: 54166438

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.11) Company

name	: GEANT BOLIVAR
legal form	: BV
capital	: 10 000 EUR
head office	: Eindhoven
Commercial Register N°	: 57611424

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

2.12) Company

name	: GEANT INTERNATIONAL PARTICIPATIONS
legal form	: BV
capital	: 5000 EUR
head office	: Eindhoven
Commercial Register N°	: 57612218

represented by

Name first name	: Hans Loevendie
Capacity	: Directeur
Address	:

duly authorised for such purpose

hereinafter referred to as «THE PARTICIPATING COMPANIES» as set forth in Appendix 1 of this Agreement.

3)     NAME OF SOCIETE GENERAL GROUP’S BANK

legal form	:
capital	:
registered office	:
Commercial Register N°	:

represented by

Name first name	:
Capacity	:
Address	:

dully authorised for such purpose

hereinafter referred to as “THE CONTRACTING BANK”, acling as the bank of the international pool leader both in its own name and in the name of any other SOCIETE GENERALE GROUP’S BANK

It has been agreed as follows:

PREAMBLE

1).          The INTERNATIONAL POOL LEADER, and the PARTICIPATING COMPANIES have agreed to conclude, as the case may be, an Internal Cash Management Agreement.

2).               In order to implement this internal group cash management Agreement, the PARTICIPATING COMPANIES and the INTERNATIONAL POOL LEADER have decided to use the international cash management service of SOCIETE GENERALE Group: SOGECASH INTERNATIONAL Pooling.

This service optimises group international cash management by ensuring automatic cross-border cash centralisation between each PARTICIPATING COMPANY and the INTERNATIONAL POOL LEADER according to the procedures and under the conditions described hereinafter.

Where, in a given country, the group has decided to use the domestic cash management service of SOCIETE GENERALE GROUP, SOGECASH POOLING, in order to centralise in any PARTICIPATING COMPANY the cash of any local company participating in the said cash pooling, each of these domestic arrangements will be carried out subject to a particular service agreement. In such cases, the CONTRACTING BANK undertakes to ensure the co-ordination between domestic sweepings and cross-border sweepings calculated and posted in accordance with such service agreements.

3).          Prior to the implementation of the present Agreement, the INTERNATIONAL POOL LEADER shall supply the CONTRACTING BANK with legal opinions as to the legality of the transactions to be carried out under the national laws governing the companies party to this Service Agreement, in particular as regards the provisions of Article 9. These legal opinions shall be signed by the Legal Director of each company involved or by the Legal Director of the group, or if that is not possible, by an external legal counsel.

ARTICLE 1: Nature of the accounts included in the cash pooling

All the accounts included in the cash pooling are referred to in Appendix 1 of the present Service Agreement. They are all denominated in the same currency and maintained in the books of any banks of the international network of SOCIETE GENERALE GROUP (among which the CONTRACTING BANK) as mentioned in appendix 1.1 and 1.2 and hereinafter referred to as SOCIETE GENERALE GROUP’S BANK, and/or in the books of the branches of any third bank mentioned in appendix 1.3, hereinafter referred to as OTHER BANK.

Any new account shall require prior written agreement of the CONTRACTING BANK and the INTERNATIONAL POOL LEADER hereafter authorised for this purpose by the PARTICIPATING COMPANIES. This addition will take place as soon as the appropriate technical means have been put in place.

Any withdrawal of account shall be notified to the CONTRACTING BANK by the INTERNATIONAL POOL LEADER by registered letter. The withdrawal shall be effective within 3 business days after receipt of the said registered mail. On such third business day, a final sweep to or from such account shall be effected.

1.1 Accounts held in a SOCIETE GENERALE GROUP’S BANK

A) Each PARTICIPATING COMPANY shall:

•  maintain in the books of each relevant SOCIETE GENERALE GROUP’S BANK one or several account(s) called «domestic cash account(s)».

•  request each relevant SOCIETE GENERALE GROUP’S BANK, where the indirect sweep option in Appendix 1 has been selected and subject to applicable domestic legal provisions, to open a « sweep account » in order to record sweeps as provided for in article 2.

•  agree with each relevant SOCIETE GENERALE GROUP’S BANK, subject to domestic legal provisions, to enter in a single current account, the transactions which both parties may carry out together, whatever the settlement date of such transactions may be.

In each country where these operations are posted in separate accounts in the different local entities of the SOCIETE GENERALE GROUP’S BANK, these accounts shall be considered as part of a single current account, provided that the concept of single current account is recognised by the domestic law. All operations which are or which will be recorded in the single current account shall be transformed into simple debit or credit items which make up the current provisional balance, it being understood that forward transactions shall not form part of the available provisional balance until their settlement. The closing of the account will produce a balance which will become final and payable only after the settlement of current transactions. Each PARTICIPATING COMPANY acknowledges that the single current account shall not include any account which cannot be so incorporated either because of the nature of the account or because the regulations governing such accounts do not allow such inclusion, nor any account which the SOCIETE GENERALE GROUP’S BANK and each PARTICIPATING COMPANY may agree to exclude from the single current account.

Where a party withdraws from this Service Agreement, any single account undertaking which may arise from such Service Agreement shall remain in force until the closing of the provisional balance of the statement of the single current account referred to above.

•  waive, as a party to this Agreement, any current account or similar overdraft facility which may have been previously granted to it by each SOCIETE GENERALE GROUP’S BANK insofar as such facilities are customarily granted in the country of the PARTICIPATING COMPANY. This type of facility will henceforth be provided by the INTERNATIONAL POOL LEADER instead of the SOCIETE GENERALE GROUP’S BANK for each PARTICIPATING COMPANY up to the ceiling for current cash requirements agreed between the CONTRACTING BANK and the INTERNATIONAL POOL LEADER for the purposes of this service.

•  acknowledge that any debit position which may arise in its current account does not constitute an overdraft facility granted for an indefinite period by the SOCIETE GENERALE GROUP’S BANK, but is the result of the bookkeeping system put into operation under this Service Agreement.

B) The INTERNATIONAL POOL LEADER shall:

•  maintain, as the case may be, as PARTICIPATING COMPANY, accounts as described in paragraph A) above.

•  open an account called «international cash concentration account» which will operate under the conditions set forth in article 2 hereunder and on which sweeps of the PARTICIPATING COMPANIES and the cash transactions which it carries out on behalf of the Group will be posted.

•  agree with the relevant SOCIETE GENERALE GROUP’S BANK that all the accounts, opened on its name and as a INTERNATIONAL POOL LEADER are part of a single current account as described on A, provided that such a notion of single current account is applied locally. This single current account is different from any single current account opened on its name and as a PARTICIPATING COMPANY

C) It is understood that the accounts of separate legal entities shall not be linked into a single current account arrangement.

1.2 Accounts held in OTHER BANKS

Each PARTICIPATING COMPANY as per Appendix 1 shall maintain, as the case may be, one or several account(s) said “domestic cash account(s)” held in the books of any OTHER BANKS.

ARTICLE 2: Automatic sweep transfers

A) Principle of sweeps

The CONTRACTING BANK shall carry out sweep transfers between each PARTICIPATING COMPANY and the INTERNATIONAL POOL LEADER at the frequency mentioned in Appendix 1.

In accordance with the localization of the «international cash concentration account» and each of the swept accounts, the sweep transfers will be cross-border or domestic. In this latter case, it will be either domestic sweeps within a same SOCIETE GENERALE GROUP’S BANK and/or domestic sweeps between two different SOCIETE GENERALE GROUP’S BANK.

In accordance with the sweep options selected in Appendix 1, the sweep transfers are calculated separately on the basis of movements posted on the different accounts opened by each PARTICIPATING COMPANY held in the same country with the different branches of each relevant SOCIETE GENERALE GROUP’S BANK on one hand, and on the accounts held in the books of each OTHER BANK, on the other hand.

Each PARTICIPATING COMPANY authorizes the CONTRACTING BANK to sweep each account included in the present Service Agreement, whether the accounts are held in the books of the CONTRACTING BANK or held in the books of any SOCIETE GENERALE GROUP’S BANK, or in any OTHER BANK included in the service.

Each PARTICIPATING COMPANY declares having supplied to each SOCIETE GENERALE GROUP’S BANK and to each OTHER BANK involved the necessary instructions in order to:

• provide to the CONTRACTING BANK before D+1 at 01.00 CET electronic account statements of transactions of each accounting D day;

• process as soon as received the sweep transfers orders initiated in the frame of this agreement.

B)  Sweeping of accounts held in the books of SOCIETE GENERALE GROUP’S BANK

B.1 The sweep transfers can be directly and/or indirectly processed

B.1.1 In case of direct sweeping:

Every business day, the CONTRACTING BANK shall, on the basis of the entries registered on the previous business day, calculate the aggregated amount of entries booked in each of the accounts of the PARTICIPATING COMPANY as mentioned in paragraph A hereabove, and bearing the same value date. The sweep transfers shall be posted directly in each of the accounts of each PARTICIPATING COMPANY, as detailed in Appendix 1.

B.1.2 In case of indirect sweeping:

Every business day, the CONTRACTING BANK shall, on the basis of the entries registered on the previous business day, calculate the aggregated amount of entries booked in all the different accounts of each PARTICIPATING COMPANY mentioned in paragraph A hereabove, held in a same bank in a same country, and bearing the same value date.

The sweep transfers shall be executed through mirror accounts, so called “the sweep accounts”, as detailed in Appendix 1.

B.2 Value dates

B.2.1 In case of daily sweeping:

B.2.1.1 Cross-border sweep transfers and Domestic sweep transfers between two different SOCIETE GENERALE GROUP’S BANK

Each cross-border sweep transfer, whether direct or indirect, is attributed with the value date of the entries of which it is composed, unless the value date is earlier than D-1 business day. In which case the Bank shall substitute in place of such value date the value date D-1.

In the countries where value dates are not used, they shall be replaced by the booking date for calculation needs.

B.2.1.2 Domestic sweep transfers within a same SOCIETE GENERALE GROUP’S BANK

Each sweep transfer, whether direct or indirect, shall be applied with the value date of the entries of which it is composed.

B.2.2 In case of periodic sweeping:

In case of sweeping periodicity other than daily, all the aggregates calculated since the last sweeping and with a value date prior or equal to the reference date selected in Appendix 1.1, are added up and swept with a single value date equal to the selected date.

C)  Sweeping of accounts held in OTHER BANKS

C.1 The sweep transfers are processed in a direct mode.

C.2 Calculation of the sweep transfers

At the end of each sweeping day, and on the basis of the electronic account statement received from the OTHER BANK, the CONTRACTING BANK calculates the available balance composed of the entries with a value date prior or equal to D4-1.The unavailable balance is swept upon maturity.

C.3 Value date

The available balance calculated on each account is swept on D+1 business day with a D+1 business value date.

ARTICLE 3: Incidents or events which may affect sweeps

A)  Where an account is the object of an attachment order, stop order (« opposition sur compte ») or any similar proceedings and/or insolvency proceedings of one of the companies, the sweep shall not be carried out.

B)  In the case of technical failures, the CONTRACTING BANK shall make its best efforts to carry out the sweeps. Where this is impossible, sweeps will be carried forward to the next business day according to the conditions provided.

C)  Where the overdraft facility granted to the INTERNATIONAL POOL LEADER as agreed by the parties when this Service Agreement was signed, or as subsequently modified by mutual agreement, is exceeded, the sweeps shall not be carried out.

D)  If the INTERNATIONAL POOL LEADER is the object of insolvency proceedings, the commitments taken by the CONTRACTING BANK with THE PARTICIPATING COMPANIES shall be terminated at the date of the decision or court order initiating the insolvency proceedings.

In all cases, the CONTRACTING BANK shall immediately inform the INTERNATIONAL POOL LEADER of the non-performance of the sweep(s) by sending an Email to the address referred to in Appendix 1.

ARTICLE 4: Mutual undertakings of the BANK and the INTERNATIONAL POOL LEADER

To ensure receipt by the INTERNATIONAL POOL LEADER of excess cash of each of the PARTICIPATING COMPANIES, the CONTRACTING BANK shall be deemed debtor towards the INTERNATIONAL POOL LEADER for any successive credit balances, appearing at any time in the current accounts opened in its books in the name of each of the PARTICIPATING COMPANIES.

The INTERNATIONAL POOL LEADER shall conversely be deemed debtor towards the CONTRACTING BANK for any successive debit balances, appearing at any time in the current accounts opened in the books of the CONTRACTING BANK in the name of each PARTICIPATING COMPANY.

As a result of these mutual undertakings:

•  the CONTRACTING BANK and the INTERNATIONAL POOL LEADER may, at any time, be creditor or debtor, one towards the other;

•  as regards the PARTICIPATING COMPANIES, the CONTRACTING BANK may, at any time, be creditor for the sums owed to the INTERNATIONAL POOL LEADER, or debtor for the sums which shall be due to it by the INTERNATIONAL POOL LEADER.

These lending/borrowing positions between the CONTRACTING BANK and the INTERNATIONAL POOL LEADER on the one hand, and between the CONTRACTING BANK and the PARTICIPATING COMPANIES on the other hand, shall be included in their respective current accounts as soon as they arise and not from the moment they are booked.

Where the INTERNATIONAL POOL LEADER is the object of insolvency proceedings, the undertakings by the CONTRACTING BANK towards the PARTICIPATING COMPANIES shall be terminated from the date of the insolvency judgment.

ARTICLE 5: Obligations of the COMPANIES

To ensure compliance with company law, tax law and insolvency law, the INTERNATIONAL POOL LEADER and the PARTICIPATING COMPANIES hereby declare that they have taken the following measures:

•  the INTERNATIONAL POOL LEADER and each PARTICIPATING COMPANY shall enter in their books all intra-group treasury operations carried out;

•  in accordance with the provisions of the Internal Group Cash Management Agreement referred to in the preamble of this Service Agreement, the INTERNATIONAL POOL LEADER shall pay or charge each PARTICIPATING COMPANY on its net cash balances;

•  the interest rates applicable to these cash transactions shall be comparable to the market rates.

Moreover, the INTERNATIONAL POOL LEADER, and the PARTICIPATING COMPANIES shall not create or permit to subsist any charge, pledge, lien or other security interest or any other arrangement or agreement having a similar effect over any of its accounts included in the present agreement.

ARTICLE 6: ADDITIONAL SERVICES

Under the options set forth in Appendix 2, the CONTRACTING BANK shall provide with the following statements and services:

•             Electronic account statements

•             Periodic statements of cumulative sweeps

•             Intra-group interest calculation, posting and reporting

•             Preparatory statement for the Central Bank reporting

•             Daily intra-group loan position

The description and conditions of each additional service are mentioned in Appendix 2.

The elements provided by the CONTRACTING BANK in the additional services are for information purposes only and do not replace any external or internal accounting policies or procedures that must or should be followed by the COMPANIES. Any demand for changes by the COMPANIES shall be made by the means of registered letter with recorded delivery. The changes will enter into effect when the appropriate technical means have been put in place, if possible, by the CONTRACTING BANK.

ARTICLE 7: Withdrawal or accession of companies

A)                     Withdrawal of a PARTICIPATING COMPANY

Where, for whatever reason, a PARTICIPATING COMPANY ceases to be a party to the internal group cash management Agreement referred to in the preamble, or ceases to be a party to the present service agreement, such COMPANY and/or the INTERNATIONAL POOL LEADER undertake(s) to promptly notify by registered letter with recorded delivery the CONTRACTING BANK which will exclude the accounts concerned from the present Service Agreement. The INTERNATIONAL POOL LEADER and the PARTICIPATING COMPANY shall be responsible for settling any indebtedness between them on the day of the withdrawal, the CONTRACTING BANK shall have no liability whatsoever as regards such indebtedness. The exclusion will take effect 3 business days after receipt of the registered letter by the CONTRACTING BANK.

On such third business day, each domestic cash account of the relevant PARTICIPATING COMPANY will be swept by a final sweep in the frame of the last sweeping day, whether the relevant account is held in the books of a SOCIETE GENERALE GROUP’S BANK, or in the books of an OTHER BANK.

THE INTERNATIONAL POOL LEADER is committed to bear the last sweep effected in its account.

The CONTRACTING BANK shall be held harmless and not liable for any consequences which may result from the late communication of information to its relevant department.

The withdrawal of a PARTICIPATING COMPANY shall not de facto entail the termination of this Service Agreement.

B)                     Accession of a PARTICIPATING COMPANY

Where a new company accedes to the internal group cash management Agreement referred to in the preamble, such company and the INTERNATIONAL POOL LEADER, which is hereby duly authorised for this purpose by the companies party to this Service Agreement, may jointly request its accession to this service by sending a registered letter addressed to the CONTRACTING BANK.

Subject to a favourable reply by the CONTRACTING BANK, the accession will take effect from the date when the appropriate technical means have been put in place.

C) Change of the INTERNATIONAL POOL LEADER

Where the INTERNATIONAL POOL LEADER must change due to the modification of the group organization, such present agreement will be amended referred to herein in the article 14.

ARTICLE 8: PRICE OF THE SERVICE

The price of the service is detailed in Appendix 3 of this present agreement.

The price shall include:

• an all-in implementation fee for the creation of the service,

• a fixed commission for each addition or withdrawal of accounts;

• a monthly operating fee, on a flat basis or proportional to the number of swept accounts;

• where necessary:

•             a subscription for electronic account statement(s) including sweeps,

•             a monthly commission for each of the statements or services requested:

• periodic statements of cumulative sweeps

• Infra-group interest calculation, posting and reporting

• Preparatory statement for Central Bank reporting

• Daily intra-group loan

The total invoice shall be charged to the account(s) held in the books of SOCIETE GENERALE GROUP’S BANK indicated in Appendix. The monthly operating commission can be invoiced to each PARTICIPATING COMPANY.

The CONTRACTING BANK reserves the right to revise its prices. New prices will come into effect three months after notice to the INTERNATIONAL POOL LEADER. Where the INTERNATIONAL POOL LEADER fails to object within two months after notification, the INTERNATIONAL POOL LEADER shall be deemed to have approved the price revision.

ARTICLE 9: Declarations

Each of the companies party to this Agreement declares as regards the domestic law applicable to it:

a)             that it is part of a group of companies organised in such a manner that it may carry out treasury operations with other companies;

b)             that it has been duly incorporated and has full power and authority to enter into, observe and perform its obligations under this Service Agreement and the internal group cash management Agreement;

c)              that the execution and performance of this present Agreement and the internal group cash management Agreement have been duly authorised by its company organs and that it has obtained all necessary and duly registered authorizations from all relevant authorities and more generally that the terms of the internal group cash management Agreement are not contrary to public policy;

d)             that the execution and performance of this Service Agreement and the internal group cash management Agreement do not contravene its company memorandum and articles of association, nor any undertaking by which it may be bound, and do not violate any applicable laws and regulations, in particular any banking and fiscal rules and regulations;

e)              that this Service Agreement and the internal group cash management Agreement are and shall remain valid undertakings enforceable in accordance with their terms.

Each PARTICIPATING COMPANY and the INTERNATIONAL POOL LEADER undertake to promptly notify the CONTRACTING BANK of all event which may affect the exactness of or change these declarations on this present article.

ARTICLE 10: Liability of the CONTRACTING BANK

The CONTRACTING BANK shall set up and put in place the appropriate technical means to perform the services provided for in this Agreement and is authorised to use sub-contractors for this purpose, the CONTRACTING BANK being held liable for the due performance of the services undertaken by such sub-contractors.

It shall not be held liable for non-performance of its obligations resulting from:

•                  the absence of daily supply, unworkable or incomplete supply of the necessary information by any OTHER BANK, for calculating the sweeps of the accounts held in their books;

•                  the non performance by any OTHER BANK of sweeps forwarded by the CONTRACTING BANK,

•                  any event of force majeure.

ARTICLE 11: Confidentiality

The CONTRACTING BANK undertakes to keep confidential any information which is entrusted to it by the companies party to this Service Agreement and also any transaction carried out on their behalf. However, the companies party hereto authorise the CONTRACTING BANK:

•  to disclose to companies of its group or to sub-contractors or to external companies any useful information for the performance of the services provided for in this Service Agreement and necessary for good management. In such case, these companies, sub-contractors and external companies, will be bound by contract to the CONTRACTING BANK to keep confidential the said information, in the same manner as the CONTRACTING BANK itself is submitted to the same obligation.

•  to name them, as users of the Sogecash International Pooling service, in the BANK’s commercial documentation

ARTICLE 12: Attachment order, stop order (« opposition sur compte »), or similar proceedings

Where the accounts are held in the books of a SOCIETE GENERALE GROUP’S BANK, whereas:

•                  one of the PARTICIPATING COMPANIES is subject to attachment order, stop order or similar proceedings, the relevant SOCIETE GENERALE GROUP’S BANK shall inform the creditor initiating the proceedings or its agent of the existence of this Service Agreement and give the name and the registered address of the INTERNATIONAL POOL LEADER.

•                  the INTERNATIONAL POOL LEADER is subject to attachment order, stop order or similar proceedings, the relevant SOCIETE GENERALE GROUP’S BANK shall inform the creditor initiating such proceedings or its agent of the attachable balance which is shown in the books in application of this Service Agreement.

In both cases, the relevant SOCIETE GENERALE GROUP’S BANK is authorised to disclose to the creditor initiating the proceedings or to its agent the present Service Agreement.

ARTICLE 13: Duration of the Agreement

A) This Agreement has been made for an indefinite period. The CONTRACTING BANK or the INTERNATIONAL POOL LEADER may, without giving grounds, terminate this Agreement at any moment by sending a registered letter with recorded delivery either to the registered address of the INTERNATIONAL POOL LEADER or to the branch of the CONTRACTING BANK which holds the account of the INTERNATIONAL POOL LEADER. The termination shall come into effect thirty days from the date of the first presentation of the registered letter.

B)                     In addition, the CONTRACTING BANK may, as it deems fit, exclude from this Service Agreement any signatory COMPANY:

•                  a declaration made by such signatory COMPANY under this Service Agreement is proved to be false;

•                  in the case of payment default by such COMPANY party to this Service Agreement;

•                  in the case of attachment, stop order (« opposition sur sample ») or similar proceedings against account(s) held by the SOCIETE GENERALE GROUP’S BANK opened in the name of such company party hereto and for which the release or the deposit of the amount has not been obtained within 30 (thirty) calendar days from notification;

•                  in the case of merger, sale, partial business transfer, termination of business or suspension of payment by such company except in cases of merger, sale or partial business sale which may take place between the companies party to this Service Agreement;

•                  in the event any step is taken with a view to its liquidation, winding-up, or dissolution;

•                  in the case where such COMPANY party hereto fails to supply the CONTRACTING BANK with certified copies of the annual balance sheet, income statement and any notes required by the law and accompanied by the auditors’ reports. Such documents to be supplied as soon as established and not later than six months of closing the accounts of each financial year; except extension or court order;

•                  where such PARTICIPATING COMPANY exceeds the borrowing limit with the INTERNATIONAL POOL LEADER which was communicated to the CONTRACTING BANK as agreed by the parties when this Service Agreement was signed or subsequently modified by the INTERNATIONAL POOL LEADER in Agreement with the CONTRACTING BANK;

•                  in the case of breach by such COMPANY party hereto of any clause of this Service Agreement,

•                  in the case of reprehensible conduct or an irretrievable situation of such company party hereto

The exclusion of a PARTICIPATING COMPANY shall not entail de facto the termination of this Agreement. Where the exclusion concerns the INTERNATIONAL POOL LEADER, the Agreement shall be automatically terminated.

Notification of exclusion or termination shall be made to the relevant company(ies) and to the INTERNATIONAL POOL LEADER by registered letter with recorded delivery.

C)  In all the cases provided for in paragraph B) of this Article, termination or exclusion shall come into effect three business days after receipt of the registered letter. The INTERNATIONAL POOL LEADER is committed to support financially the final sweep related to the last sweeping day, whether the accounts are held in the books of a SOCIETE GENERALE GROUP’S BANK or in any OTHER BANK. The INTERNATIONAL POOL LEADER and the PARTICIPATING COMPANY shall be responsible for settling any indebtedness between such leader and such company on the day of withdrawal. The CONTRACTING BANK shall have no liability whatsoever in this respect.

D)  Finally, the accounts held in the books of a SOCIETE GENERALE GROUP’S BANK or any OTHER BANK will cease to be swept by the CONTRACTING BANK if:

•              SOCIETE GENERALE GROUP’S BANK is not part of SG GROUP any more, except if such bank agrees to continue the present service. In such case the sweeps will be carried out to the same conditions provided for any OTHER BANK,

•              relevant SOCIETE GENERALE GROUP’S BANK or OTHER BANK should have no more convenience to hold this sweeping service.

The notification of the exclusion or termination shall be effective to the PARTICIPATING COMPANY(IES) or the INTERNATIONAL POOL LEADER by registered letter with recorded delivery. The INTERNATIONAL POOL LEADER in such case is committed to support financially the final sweep related to the last sweeping day, whether the accounts are held in the books of a SOCIETE GENERALE GROUP’S BANK or in any OTHER BANK.

After this period, all the accounts of the PARTICIPATING COMPANY(IES) and the INTERNATIONAL POOL LEADER shall be zero-balanced.

ARTICLE 14: Amendment of the organisation and of the terms and conditions of the service

The PARTICIPATING COMPANIES party hereto give a mandate to the INTERNATIONAL POOL LEADER to sign on their behalf any amendment with the CONTRACTING BANK in order to adapt the service as described herein to further changes in the organisation of the cash concentration structure (change of INTERNATIONAL POOL LEADER, participating companies, additional statements and/or services, the modes of transmission of the statements and electronic account statements, sweeping modes).

In case of change of the INTERNATIONAL POOL LEADER, following a modification of the internal group cash management Agreement, the existing INTERNATIONAL POOL LEADER (called the outgoing INTERNATIONAL POOL LEADER) will inform the CONTRACTING BANK and they will decide together of the effective date of change of the INTERNATIONAL POOL LEADER. This modification will be notified as an amendment to the present Agreement which will be signed by the outgoing INTERNATIONAL POOL LEADER, the new INTERNATIONAL POOL LEADER and the CONTRACTING BANK subject to the agreement of this latter.

The INTERNATIONAL POOL LEADER will inform each PARTICIPATING COMPANY in writing prior to any amendment involving the said Service Agreement and will provide the CONTRACTING BANK with a copy of the notification sent to the company together with the relevant request.

ARTICLE 15: Applicable law and jurisdiction

This Agreement shall be governed by French law. The courts of Paris shall have sole jurisdiction in any dispute, claim or difficulty which may arise between the parties relating to the construction and performance of this Service Agreement.

* *
*

MADE at	Bruxells	,on 15/11/13 in 2 copies

PARTIES (company names)	SIGNATURES and SEALS

The COMPANIES:

1	POLCA HOLDING

2	GELASE

3	GEANT INTERNATIONAL

4	GEANT HOLDING

5	MARUSHKA HOLDING

6	GEANT FONCIERE

7	BERGSAAR

8	COBOOP

9	TONQUIN

10	QUINAH

11	GEANT BOLIVAR

12	GEANT INTERNATIONAL PARTICIPATIONS

The BANK:

Branch of:

Address:

MADE at	Bruxelles	,on In copies.

PARTIES (company names)	SIGNATURES and SEALS

The COMPANIES:

13	DTC Finance BV

2

3

4

5

6

7

8

9

10

11

12

The BANK:

Branch of:

Address:

SERVICE AGREEMENT

INTERNATIONAL GROUP CASH CONCENTRATION

Glossary

•                  INTERNATIONAL POOL LEADER

A group company in charge of the management of the corporate group’s net cash balances pursuant to this service.

•                  INTERNATIONAL CASH CONCENTRATION ACCOUNT

Account specially opened in the name of the INTERNATIONAL POOL LEADER to centralise cash balances from each of the PARTICIPATING COMPANIES by means of cross-border sweeps.

•                  PARTICIPATING COMPANY

A group company whose individual cash balance is directly concentrated on the INTERNATIONAL POOL LEADER by means of cross-border sweeps.

•                  DOMESTIC CASH ACCOUNT

Any account in which the PARTICIPATING COMPANY holds the domestic cash balance to be transferred to the International Pool Leader by means of sweeps carried out by the CONTRACTING BANK.

•                  SWEEP ACCOUNT

Or mirror account, used whenever the indirect sweeping method is selected, and opened in the name of the PARTICIPATING COMPANY, to book the domestic cash balance to be transferred to the International Pool Leader by means of sweeps carried out by the CONTRACTING BANK.

•                  SOCIETE GENERALE GROUP’S BANK

Bank, subsidiary of SOCIETE GENERALE GROUP, holding in its books one or several accounts of one or several PARTICIPATING COMPANY(IES) party hereto to this service agreement

•                  CONTRACTING BANK

SOCIETE GENERALE GROUP’S BANK, holding in its books the cash concentration account of the INTERNATIONAL POOL LEADER and signatory to the service agreement SOGECASH INTERNATIONAL POOLING

•                  OTHER BANK

Any bank which does not belong to SOCIETE GENERALE GROUP and holds one or several accounts of one or several PARTICIPATING COMPANIES party hereto to this agreement

•                  DOMESTIC SWEEP within a same SOCIETE GENERALE GROUP’S BANK

Sweep transfer carried out between two accounts held in the same country in the books of a same SOCIETE GENERALE GROUP’S BANK

•                  DOMESTIC SWEEP between two different SOCIETE GENERALE GROUP’S BANK

Sweep transfer carried out between two accounts held in the same country in the books of two different SOCIETE GENERALE GROUP’S BANK

•                  CROSS-BORDER SWEEP

Sweep transfer carried out between two accounts held in different countries

* *
*

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION
Appendix 1

Sweeping terms and conditions

A) Depending on the frequency selected in this appendix 1 (appendix 1.1 et seq.) the automatic sweep transfers are booked per value date

•                  to the domestic cash accounts in the case of “direct sweeps”, or to the “sweep account” in the case of “indirect sweeps” on the one hand,

•                  and, to the “international cash concentration account” on the other hand.

Sweeps shall be automatic and their unit amount shall be determined on the basis of the aggregates calculated as stipulated under article 2. They shall be denominated in the currencies of the domestic cash accounts.

The sweep frequency options are as follows:

•        daily: sweeps are made on each business day,

•        weekly: the sweeps are made on the day of the week as selected,

•        twice monthly, with sweeps on the 15th and on the last business day of the month,

•        monthly, with a sweep on the last day of the month.

Under frequency options other than daily and whenever the selected sweeping date is not a business day, the sweeps shall be performed on the previous business day. The frequency selected shall apply either to all the PARTICIPATING COMPANIES attached to the INTERNATIONAL POOL LEADER or to each PARTICIPATING COMPANY separately.

Each sweep, whether direct or indirect and according to the option selected in this Appendix, shall be equivalent

•        either to the gross amount of each computed aggregate, on a credit or debit basis

•        or to the net amount of the aggregates of the same PARTICIPATING COMPANY including both credit and debit entries.

Unless otherwise agreed, in particular in case of non daily sweeping and under Article 2 and under paragraphs B) and C) hereinafter, all aggregates relating to a same day shall be swept irrespective of their value date and shall be subject to compliance with the overdraft facility granted to the INTERNATIONAL POOL LEADER as stipulated in Article 3. Any sweep exceeding the facility shall not be carried out and shall be withheld until a position is built up which allows sweeps to be effected in compliance with such limit. The sweeps will then be carried out in accordance with the conditions described in paragraph C) hereunder.

Whenever only the available aggregates are to be swept, as provided for in this Appendix, and notably in case of non daily sweeping, any value date prior or equal to the reference selected date (D, D+1 business or calendar date; D being the calendar date of the accounting day to be swept by the CONTRACTING BANK) shall be considered as per the conditions detailed hereunder. The sweeping of aggregates with a value date later than the selected reference date will be deferred until such aggregates become available under the conditions set forth in such option.

The transfers swept to accounts held with any SOCIETE GENERALE GROUP’S BANK shall be exonerated from debit transaction commission in so far as such a commission is locally applied.

For the accounts held in OTHER BANKS:

•                  Only the sweeps in net aggregates available in value are carried out by the CONTRACTING BANK in order to sweep only the part of the balance(s) that is available.

•                  Any sweep of any available debit balance will be carried out for a maximum amount up to a debit limit set for each company as specified in appendix 1 (maximum debit position to be funded) and as for each account held in any OTHER BANK.

B)                     As for the PARTICIPATING COMPANIES, and according to agreement, no amount exceeding the minimum credit balance to be maintained on each of the accounts shall be swept. As the case may be, aggregates may be totally or partially swept as soon as the minimum credit balance amount is reached. All sweeps shall otherwise be effected under the conditions set in this appendix.

C)                     In order to sweep only significant amounts, and subject to the adoption of sweep thresholds, only the sweeps of an amount equal to or higher than the threshold selected will be carried out in the conditions described above.

Any sweep below the threshold shall be deferred. The deferred sweeps shall be incorporated in the sweeps computed during the following business days, provided that the cumulative sweep amounts comply with the set threshold and that the value date of the deferred sweeps be prior than or equal to the date of the sweep in which they have been incorporated and of which they take the value date. Where sweeps with different value dates are carried out in the same accounting day, the deferred sweeps with the closest value date of the deferred sweeps will be incorporated.

In the case of direct sweeps, each domestic cash account is subject to a threshold and, in the case of indirect sweeping, each sweep account is similarly subject to a threshold.

D)                     Each sweep will be given a standard additional narrative by the CONTRACTING BANK including the references of the counterpart account. Where the customised additional narrative option referred to in Appendix 1 has been selected, the INTERNATIONAL POOL LEADER’s or each PARTICIPATING COMPANY’s own narrative will be substituted for the CONTRACTING BANK’s standard narrative.

E)                      If, for technical reasons, the balances of certain accounts have not been available for computation of the sweep amounts, regularization shall take place as soon as possible under good value.

F)                       In the case of indirect sweeps, and under the option set out in this appendix, the companies may request the CONTRACTING BANK to automatically zero-balance the sweep account(s) on a monthly basis.

This zero-balancing is processed either on the last business day of the current month, taking into account the balance of the previous day, or on the first business day of the following month, taking into account the balance of the last business day of the month. In both cases, the value date applied to the zero-balancing transfer is the date of the last business day of the current month.

* *
*

 SERVICE AGREEMENT APPENDIX 1.1 - 1 / 1 Terms and conditions of sweeps and details of participating companies INTERNATIONAL POOL LEADER: SOCIETE GENERALE GROUP’S BANK Localisation: BIC Code: INTERNATIONAL POOL LEADER NAME: POCCA HOLDINGS SIREN N°: (if the company is established in France) Country of establishment of the International Pool Leader: Belgique Country Code: BE INTERNATIONAL CASH CONCENTRATION ACCOUNT: Acct. N°: 34 positions BIC Code: Currency Code: EUR SWEEP FREQUENCY: THE SAME FREQUENCY FOR ALL PARTICIPANTS: YES : NO: If NO, please refer to Appendix 1.2. If Yes, please choose the frequency applicable to all entities Daily: or Weekly : Selected day : or twice monthly : or monthly : (First 2 letters of the day SWEEP MODE APPLICABLE TO ALL PARTICIPANTS : YES : NO: If NO : please state the sweep mode specific to each PARTICIPATING COMPANY. direct : indirect : (1) If indirect mode : automated end-of-the-month zero-balancing for all sweeping accounts: NO : YES : If yes, balance of the last business day or balance of the day before the last business day GROSS AGGREGATES: NET AGGREGATES (1) AVAILABLE AGGREGATES: YES: NO: (1) If YES, please select reference date: D : or D+1 business day : or D+1 calendar day : PERSONALIZED SWEEP NARRATIVE : YES: NO: (2) (received or issued by the international pool leader) If Yes, Heading selected : (maximum 28 digits or numerals) BILLING ACCOUNT Acct.N° : 34 positions BIC Code : Currency Code : EUR NAME OF THE CONTACT AT THE INTERNATIONAL POOL LEADER’S FOR THE CONTACTING BANK Name : E.mail : Phone N°: LG : KD For contracting bank use only 1) Mandatory 2) Optional 17/39

SERVICE AGREEMENT

APPENDIX 1.2 - 1 / 1

(An appendix 1.2 shall be completed for each participating company)

PARTICIPATING COMPANY
(ACCOUNTS HELD IN THE BOOKS OF SOCIETE GENERALE GROUP'S BANK)

SOCIETE GENERALE GROUP'S BANK :..

Localisation : .... BIC Code : [ ]

NAME OF THE PARTICIPATING COMPANY:.........GELASE.........

SIREN N° : .... [ ] (if the company is established in Franc

Country of establishment of the Participating company:......Belgique......... Country Code : BE

- **FREQUENCY OF SWEEPS SPECIFICALLY APPLICABLE TO THIS COMPANY** (*if applicable*) :
  Daily : ☒ or Weekly : ☐ preferred day : [ ] or twice monthly : ☐ or monthly : ☐
  (First 2 letters of the day)

- **PERSONALIZED SWEEP NARRATIVE**: Yes ☒ No ☐
  If Yes, Heading selected :
  (maximum 28 digits or numerals)

- **SWEEP MODE BY THE INTERNATIONAL POOL LEADER** direct : ☒ indirect : ☐
  IF INDIRECT MODE : automated end-of-the-month zero-balancing of the sweep account :
  No : ☐ Yes : ☐
  If Yes, please choose the reference balance : the last business day ☐
  or the day before the last business day ☐

- **SWEEP ACCOUNT** (only if indirect sweeping is selected)

  Acct. N°: [ ]
  34 positions

  BIC Code : [ ] Currency Code : [ ]

- Sweep Threshold : No ☐ Yes ☐ Amount : [ ] K currency of acct (2)

- **DOMESTIC CASH ACCOUNT TO BE SWEPT**
  Please tick the box provided if the account recording intra-group interest is concerned – Cf. art 4

Acc. N°:
34 positions

BIC Code Currency Code EUR Intragroup Interest charge account (3) ☐

- Sweep Threshold : No ☒ Yes ☐ Amount : [ ] K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : [ ] K currency of acct (2)

LL : [ ] KD
For bank use only

---

1) Compulsory. 2)Optional 3) choose **only one charge account** per participating company 4) for direct sweeping only

18 / 39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

APPENDIX 1.3 - 1 / 11

PARTICIPATING COMPANY
(accounts held in the books of an other bank)

(An appendix 1.3 shall be completed for each participating company)

NAME OF OTHER BANK: ....

Localization : .... BIC Code : |_|_|_|_|_|_|_|_|_|_|_|

NAME OF THE PARTICIPATING COMPANY GEANT INTERNATIONAL

SIREN N° : .... |_|_|_|_|_|_|_|_|_| (if the company is established in France)

Country of establishment of the Participating company:....Pays-Bas.............. Country Code : NL

- **FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY** (*if applicable*) **:**

Daily : ☒ or Weekly : ☐ preferred day : |_|_| or twice monthly : ☐ or monthly : ☐
(First 2 letters of the day)

- **NET AGGREGATES:** ☒
- **MAXIMUM DEBIT POSITION TO BE FUNDED :** ☒

Amount (k currency) |_|_|_|_|_| Currency |_|_|_|

- **PERSONALIZED SWEEP NARRATIVE:** Yes ☒ No ☐

If Yes, Heading selected :

(maximum 28 digits or numerals)

- **SWEEPING MODE BY THE POOL LEADER** direct : ☒
- **DOMESTIC CASH ACCOUNTS TO BE SWEPT**

Please tick the box provided if the account recording intra-group interest is concerned – Cf. art 6

Acc. N°:

34 positions

BIC Code Currency Code EUR

- Sweep Threshold : No ☒ Yes ☐ Amount : |_|_|_|_|_|_|_| K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : |_|_|_|_|_|_|_| K currency of acct (2)

Acc. N°: |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

34 positions

BIC Code |_|_|_|_|_|_|_|_|_|_|_| Currency Code |_|_|_|

- Sweep Threshold : No ☒ Yes ☐ Amount : |_|_|_|_|_|_|_| K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : |_|_|_|_|_|_|_| K currency of acct (2)

2)Optional 4) for direct sweeping only

20 / 39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

APPENDIX 1.3 - 2 / M

PARTICIPATING COMPANY
(accounts held in the books of an other bank)

(An appendix 1.3 shall be completed for each participating company)

NAME OF OTHER BANK: ....

Localization : .... BIC Code :

NAME OF THE PARTICIPATING COMPANY GEANT HOLDING

SIREN N° : .... (if the company is established in France)

Country of establishment of the Participating company:....Pays-Bas......... Country Code : NL

- **FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY** (*if applicable*) :
  Daily : ☒ or Weekly : ☐ preferred day : or twice monthly : ☐ or monthly : ☐
  (First 2 letters of the day)

- **NET AGGREGATES:** ☒

- **MAXIMUM DEBIT POSITION TO BE FUNDED :** ☒

  Amount (k currency) Currency

- **PERSONALIZED SWEEP NARRATIVE:** Yes ☒ No ☐

  If Yes, Heading selected :

  (maximum 28 digits or numerals)

- **SWEEPING MODE BY THE POOL LEADER** direct : ☒
- **DOMESTIC CASH ACCOUNTS TO BE SWEPT**

Please tick the box provided if the account recording intra-group interest is concerned -- Cf. art 6

Acc. N°:

34 positions

BIC Code Currency Code EUR

- Sweep Threshold : No ☒ Yes ☐ Amount : K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : K currency of acct (2)

Acc. N°:

34 positions

BIC Code Currency Code

- Sweep Threshold : No ☐ Yes ☐ Amount : K currency of acct (2)
- Minimum balance (4) : No ☐ Yes ☐ Amount : K currency of acct (2)

2)Optional 4) for direct sweeping only

20 / 39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

APPENDIX 1.3 - 13 / 11

PARTICIPATING COMPANY
(accounts held in the books of an other bank)
(An appendix 1.3 shall be completed for each participating company)

NAME OF OTHER BANK: ....

Localization : .... BIC Code : ☐☐☐☐☐☐☐☐☐☐☐

NAME OF THE PARTICIPATING COMPANY MARUSHKA HOLDING

SIREN N° : .... ☐☐☐☐☐☐☐☐☐☐☐ (if the company is established in France)

Country of establishment of the Participating company:....Pays-Bas.......... Country Code : NL

- **FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY** (*if applicable*) :
  Daily : ☒ or Weekly : ☐ preferred day : ☐☐ or twice monthly : ☐ or monthly : ☐
  (*First 2 letters of the day*)

- **NET AGGREGATES:** ☒

- **MAXIMUM DEBIT POSITION TO BE FUNDED :** ☒

  Amount (k currency) ☐☐☐☐☐☐ Currency ☐☐☐

- **PERSONALIZED SWEEP NARRATIVE:** Yes ☒ No ☐

  If Yes, Heading selected :

  (maximum 28 digits or numerals)

- **SWEEPING MODE BY THE POOL LEADER** direct : ☒
- **DOMESTIC CASH ACCOUNTS TO BE SWEPT**

Please tick the box provided if the account recording intra-group interest is concerned – Cf. art 6

Acc. N°:
34 positions

BIC Code Currency Code ☐☐☐

- Sweep Threshold : No ☒ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)

Acc. N°: ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐
34 positions

BIC Code ☐☐☐☐☐☐☐☐☐☐☐ Currency Code ☐☐☐

- Sweep Threshold : No ☐ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)
- Minimum balance (4) : No ☐ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)

2)Optional 4) for direct sweeping only

20 / 39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

APPENDIX 1.3 - 6 / 11

PARTICIPATING COMPANY
(accounts held in the books of an other bank)
(An appendix 1.3 shall be completed for each participating company)

NAME OF OTHER BANK: ....

Localization : .... BIC Code : ☐☐☐☐☐☐☐☐☐☐☐

NAME OF THE PARTICIPATING COMPANY GEANT FONCIERE

SIREN N° : .... ☐☐☐☐☐☐☐☐☐☐ (if the company is established in France)

Country of establishment of the Participating company:.......Pays-Bas......... Country Code : NL

- **FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY** (*if applicable*) :
  Daily : ☒ or Weekly : ☐ preferred day : ☐☐ or twice monthly : ☐ or monthly : ☐
  (First 2 letters of the day)

- **NET AGGREGATES:** ☒

- **MAXIMUM DEBIT POSITION TO BE FUNDED :** ☒

  Amount (k currency) ☐☐☐☐☐☐ Currency ☐☐☐

- **PERSONALIZED SWEEP NARRATIVE:** Yes ☒ No ☐

  If Yes, Heading selected :

  (maximum 28 digits or numerals)

- **SWEEPING MODE BY THE POOL LEADER** direct : ☒
- **DOMESTIC CASH ACCOUNTS TO BE SWEPT**

Please tick the box provided if the account recording intra-group interest is concerned – Cf. art 6

Acc. N°:

34 positions

BIC Code Currency Code ☐☐☐

- Sweep Threshold : No ☒ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)

Acc. N°: ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

34 positions

BIC Code ☐☐☐☐☐☐☐☐☐☐☐ Currency Code ☐☐☐

- Sweep Threshold : No ☐ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)
- Minimum balance (4) : No ☐ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)

2)Optional 4) for direct sweeping only

20 / 39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 5 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY: BERGSAAR SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: NL FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (k currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEP MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned - cf. art 6 Acct. N°: 34 positions BIC Code Currency Code : Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acct. N°: 34 positions BIC Code Currency Code : Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

APPENDIX 1.3 - 6 / 11

PARTICIPATING COMPANY
(accounts held in the books of an other bank)
(An appendix 1.3 shall be completed for each participating company)

NAME OF OTHER BANK: ....

Localization : .... BIC Code : ☐☐☐☐☐☐☐☐☐☐☐

NAME OF THE PARTICIPATING COMPANY CoBooP

SIREN N° : .... ☐☐☐☐☐☐☐☐☐ (if the company is established in France)

Country of establishment of the Participating company:........Pays: Bas......... Country Code : NL

- **FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY** (*if applicable*) :

  Daily : ☒ or Weekly : ☐ preferred day : ☐☐ or twice monthly : ☐ or monthly : ☐
  (First 2 letters of the day)

- **NET AGGREGATES:** ☒

- **MAXIMUM DEBIT POSITION TO BE FUNDED :** ☒

  Amount (k currency) ☐☐☐☐☐ Currency ☐☐☐

- **PERSONALIZED SWEEP NARRATIVE:** Yes ☒ No ☐

  If Yes, Heading selected :

  (maximum 28 digits or numerals)

- **SWEEPING MODE BY THE POOL LEADER** direct : ☒
- **DOMESTIC CASH ACCOUNTS TO BE SWEPT**

Please tick the box provided if the account recording intra-group interest is concerned – Cf. art 6

Acc. N°:

34 positions

BIC Code Currency Code ☐☐☐

- Sweep Threshold : No ☒ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)

Acc. N°: ☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐

34 positions

BIC Code ☐☐☐☐☐☐☐☐☐☐☐ Currency Code ☐☐☐

- Sweep Threshold : No ☐ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)
- Minimum balance (4) : No ☐ Yes ☐ Amount : ☐☐☐☐☐☐☐ K currency of acct (2)

2)Optional 4) for direct sweeping only

20 / 39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

APPENDIX 1.3 - 7 / 11

PARTICIPATING COMPANY
(accounts held in the books of an other bank)
(An appendix 1.3 shall be completed for each participating company)

NAME OF OTHER BANK: ....

Localization : .... BIC Code : [ ]

NAME OF THE PARTICIPATING COMPANY TONQUIN

SIREN N° : .... [ ] (if the company is established in France)

Country of establishment of the Participating company: Pays-Bas .... Country Code : NL

- **FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY** (*if applicable*) :

Daily : ☒ or Weekly : ☐ preferred day : [ ] or twice monthly : ☐ or monthly : ☐
(First 2 letters of the day)

- **NET AGGREGATES:** ☒

- **MAXIMUM DEBIT POSITION TO BE FUNDED :** ☒

Amount (k currency) [ ] Currency [ ]

- **PERSONALIZED SWEEP NARRATIVE:** Yes ☒ No ☐

If Yes, Heading selected :

(maximum 28 digits or numerals)

- **SWEEPING MODE BY THE POOL LEADER** direct : ☒
- **DOMESTIC CASH ACCOUNTS TO BE SWEPT**

Please tick the box provided if the account recording intra-group interest is concerned – Cf. art 6

Acc. N°:

34 positions

BIC Code Currency Code [ ]

- Sweep Threshold : No ☒ Yes ☐ Amount : [ ] K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : [ ] K currency of acct (2)

Acc. N°: [ ]

34 positions

BIC Code [ ] Currency Code [ ]

- Sweep Threshold : No ☐ Yes ☐ Amount : [ ] K currency of acct (2)
- Minimum balance (4) : No ☐ Yes ☐ Amount : [ ] K currency of acct (2)

2)Optional 4) for direct sweeping only

20 / 39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 8 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY QUINAM SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: N/L FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (K currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acc Nº: 34 positions BIC Code Currency Code Sweep Threshold : No Yes Amount : K currency of acct (2) Minimum balance (4) : No Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

APPENDIX 1.3 - 19 / 11

PARTICIPATING COMPANY
(accounts held in the books of an other bank)
(An appendix 1.3 shall be completed for each participating company)

NAME OF OTHER BANK: ....

Localization : .... BIC Code : | | | | | | | | | | | |

NAME OF THE PARTICIPATING COMPANY GEANT BOLIVAR

SIREN N° : .... | | | | | | | | | | (if the company is established in France)

Country of establishment of the Participating company: ....Pays-Bas......... Country Code : N L

- **FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY** (*if applicable*) :
  Daily : ☒ or Weekly : ☐ preferred day : | | | or twice monthly : ☐ or monthly : ☐
  (First 2 letters of the day)

- **NET AGGREGATES:** ☒

- **MAXIMUM DEBIT POSITION TO BE FUNDED :** ☒

  Amount (k currency) | | | | | | Currency | | | |

- **PERSONALIZED SWEEP NARRATIVE:** Yes ☒ No ☐

  If Yes, Heading selected :

  (maximum 28 digits or numerals)

- **SWEEPING MODE BY THE POOL LEADER** direct : ☒
- **DOMESTIC CASH ACCOUNTS TO BE SWEPT**

Please tick the box provided if the account recording intra-group interest is concerned – Cf. art 6

Acc. N°:

34 positions

BIC Code Currency Code | | | |

- Sweep Threshold : No ☒ Yes ☐ Amount : | | | | | | | | | K currency of acct (2)
- Minimum balance (4) : No ☒ Yes ☐ Amount : | | | | | | | | | K currency of acct (2)

Acc. N°: | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

34 positions

BIC Code | | | | | | | | | | | | Currency Code | | | |

- Sweep Threshold : No ☐ Yes ☐ Amount : | | | | | | | | | K currency of acct (2)
- Minimum balance (4) : No ☐ Yes ☐ Amount : | | | | | | | | | K currency of acct (2)

2)Optional 4) for direct sweeping only

20 / 39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 10 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY GEANT INTERNATIONAL PARTICIPATIONS SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: N/L FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (K currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acct. N°: 34 positions BIC Code Currency Code Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acc Nº: 34 positions BIC Code Currency Code Sweep Threshold : No Yes Amount : K currency of acct (2) Minimum balance (4) : No Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT INTERNATIONAL GROUP CASH CONCENTRATION APPENDIX 1.3 - 11 / 11 PARTICIPATING COMPANY (accounts held in the books of an other bank) (An appendix 1.3 shall be completed for each participating company) NAME OF OTHER BANK: Localization: BIC Code: NAME OF THE PARTICIPATING COMPANY DTC FINANCE SIREN N°: (if the company is established in France) Country of establishment of the Participating company: Pays-Bas Country Code: N/L FREQUENCY OF SWEEPS APPLICABLE SPECIFICALLY TO THIS COMPANY (if applicable) : Daily : or Weekly : preferred day : or twice monthly : or monthly : (First 2 letters of the day) NET AGGREGATES: MAXIMUM DEBIT POSITION TO BE FUNDED: Amount (K currency) Currency PERSONALIZED SWEEP NARRATIVE: Yes No If Yes, Heading selected: (maximum 28 digits or numerals) SWEEPING MODE BY THE POOL LEADER direct : DOMESTIC CASH ACCOUNTS TO BE SWEPT Please tick the box provided if the account recording intra-group interest is concerned — Cf. art 6 Acc. N°: 34 positions BIC Code Currency Code EUR Sweep Threshold : NO Yes Amount : K currency of acct (2) Minimum balance (4) : NO Yes Amount : K currency of acct (2) Acc. Nº: 34 positions BIC Code Currency Code Sweep Threshold : No Yes Amount : K currency of acct (2) Minimum balance (4) : No Yes Amount : K currency of acct (2) 2)Optional 4) for direct sweeping only 20/39

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2

ADDITIONAL SERVICES

(please join only the appendixes regarding the services subscribed)

List of additional services

Please tick the box provided regarding the special services

Electronic account statements	Appendix 2.1
Daily transmission of account statement including the sweeps	Yes ☒ No ☐

Periodic statement of cumulative sweeps	Appendix 2.2
Transmission of cumulative sweeps statement	Yes ☐ No ☒

Intra-group interest	Appendix 2.3
Calculation and sending of intra-group interest	Yes ☐ No ☒

Calculation sending and posting of intra-group interest	Yes ☐ No ☒

Preparatory statement for Central Bank reporting	Appendix 2.4
Monthly statement	Yes ☐ No ☒

Intra-group loans	Appendix 2.5
Daily statement	Yes ☐ No ☒

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2 (1/3)

ADDITIONAL SERVICES

DESCRIPTION AND CONDITIONS FOR THE SUPPLY OF THE STATEMENTS

1 Details and conditions of supply of electronic account statements.

The electronic account statements shall be made available to the INTERNATIONAL POOL LEADER in accordance with the choice given in this Appendix 2.1:

•    through the electronic account services of the CONTRACTING BANK, or

•             through the relevant department of the SOCIETE GENERALE GROUP’S BANK or OTHER BANK designated hereunder and to which the electronic account statements will be sent by the «SOGECASH InfoSwift» service of the CONTRACTING BANK

•             through SOGECASH WEB.

The conditions of the CONTRACTING BANK and the SOCIETE GENERALE GROUP’S BANK electronic account services are described in the Technical Conditions of the said services and are subject to separate agreements.

2 Details and condition of supply of the Periodic Statements of cumulative sweeps, Intra-group Interest Statements, Preparatory Statement for Central Bank Reporting, Daily loans  Statements.

The statements hereabove mentioned will be available to companies following the choice mentioned respectively on appendix 2.2, 2.3, 2.4, 2.5.

If the option referred to in article 6 in the form of HTML or TXT files is selected for these statements, the CONTRACTING BANK shall send through SOGECASH WEB or by e-mail to the electronic address given herein.

If files under TXT format are required, the CONTRACTING BANK provides the company with a macro by e-mail in order to create automated EXCEL files. A guide for use will be send together with the macro.

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2 (continuation 2/3)

ADDITIONAL SERVICES

(fill out only where necessary)

3 E-mail addresses of concerned companies for Additional services

Pool Leader:

Name of Company	:

E-mail address	:

Participating companies:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2 (continuation 3/3)

ADDITIONAL SERVICES

(fill out only where necessary)

E-mail addresses of concerned participating companies for Additional services

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

Name of Company	:

E-mail address	:

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION
Appendix 2.1

ELECTRONIC ACCOUNT STATEMENTS

1. Contents of the Account statements

•                  As an option the CONTRACTING BANK will provide daily to the INTERNATIONAL POOL LEADER the electronic account statement(s) with the posted sweeps carried out

The accounts concerned may be:

•    the cash concentration account of the INTERNATIONAL POOL LEADER;

•    the domestic cash accounts of each PARTICIPATING COMPANY;

•    and as the case may be, the sweep account of each PARTICIPATING COMPANY.

For each business day, the electronic account statements dated on the previous business of the International cash concentration account and each domestic cash account shall include the posted sweeps carried out on D+1 in accordance with the terms and conditions set forth in Article 2 on the basis of the transactions registered on D in the commercial accounts of each PARTICIPATING COMPANY.

Direct sweeps:

In accordance with the indications on each electronic account statement, each domestic cash account shall be swept both as regards posting position and value date, except in the case of « available aggregates », where only the available value date position will be swept.

Indirect sweeps:

In accordance with the indications on each electronic account statement, the sweep account of each PARTICIPATING COMPANY will sweep in posting position and value date, all the positions of the domestic cash accounts of that company, except in the case of « available aggregate », where only the available value date position will be swept.

In all cases the POOL LEADER account will show the group cash position resulting from the sweeps carried out.

Purpose of the information.

The electronic account statements shall be made available to the companies concerned for information purposes only. Only account statements on paper sent at the same time by each relevant SOCIETE GENERALE GROUP’S BANK shall be considered as a means of proof between the parties.

SERVICE AGREEMENT
INTERNATIONAL GROUP CASH CONCENTRATION

Appendix 2.1 (continuation)

ELECTRONIC ACCOUNT STATEMENTS

2. Supply of the Account statements

Channels			Sogecash International		Sogecash International	Sogecash
Accounts	Sogestel	Sogestel TS	Reporting	Sogecash Web	infoSwift	SWIFTNet
International Cash Concentration Account	Subscriber N°	Subscriber N°	Subscriber N° AAY6401	Subscriber N°	Bank: Branch: BIC code:	BIC code:
Domestic Cash Accounts	Subscriber N°	Subscriber N°	Subscriber N° AAY6401	Subscriber N°	Bank: Branch: BIC code:	BIC code:
Sweep Accounts	Subscriber N°	Subscriber N°	Subscriber N° AAY6401	Subscriber N°	Bank: Branch: BIC code:	BIC code:

(1) concerns only the accounts held in France